UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2024
National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8400 East Prentice Avenue, 9th Floor
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange
Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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ITEM 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The National Storage Affiliates Trust (the “Company”) 2024 Annual Meeting of Shareholders (the “Annual Meeting”) was held on May 13, 2024. At the Annual Meeting, the shareholders of the Company approved, among other items, the National Storage Affiliates Trust 2024 Equity Incentive Plan (the “Equity Incentive Plan”) pursuant to which the Company may grant equity incentive compensation to its trustees, executive officers and other eligible participants. The Equity Incentive Plan was previously approved by the Company’s board of trustees (the “Board”) on March 25, 2024, subject to the approval of the Company’s shareholders at the Annual Meeting and became effective upon such shareholder approval. The types of awards that may be granted under the Equity Incentive Plan include options, share appreciation rights, restricted shares, restricted share units, phantom shares, dividend equivalent rights, restricted long-term incentive plan units of NSA OP, LP, a Delaware limited partnership (the “Operating Partnership”), cash-based awards, other restricted limited partnership units issued by the Operating Partnership and other equity-based compensation. A total of 3,250,000 Company common shares of beneficial interest (“Common Shares”) are reserved for grant under the Equity Incentive Plan and a maximum of 3,250,000 Common Shares may be issued (or deemed issued) under the Equity Incentive Plan. The Equity Incentive Plan will expire on May 13, 2034, provided, however, that the Board may terminate the Equity Incentive Plan at any time prior to that date.
A description of the Equity Incentive Plan was included as part of the Company’s proxy statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 29, 2024, and such description is incorporated herein by reference. The description of the Equity Incentive Plan contained and incorporated by reference herein is qualified in its entirety by reference to the full text of the Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 9.01.         Financial Statements and Exhibits.
The following exhibits are furnished with this report:

Exhibit Number	Description
10.1	National Storage Affiliates Trust 2024 Equity Incentive Plan
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ David G. Cramer
David G. Cramer
President and Chief Executive Officer

Date: May 17, 2024